UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

15505 Wright Brothers Drive
Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” Consequently, it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
On July 28, 2022, Wingstop Inc. (the “Company,” “we,” “our,” or “us”) issued a press release reporting the Company’s financial results for its fiscal second quarter ended June 25, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. The press release uses the following non-GAAP financial measures: EBITDA and Adjusted EBITDA, Adjusted net income and Adjusted earnings per diluted share, and Cost of sales excluding pre-opening expenses. A discussion of these financial measures, including a discussion of the usefulness and purpose of each measure, is included below.
EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are supplemental measures of our performance that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measure derived in accordance with GAAP, or as alternatives to cash flows from operating activities as a measure of our liquidity.
We define “EBITDA” as net income before interest expense, net, income tax expense (benefit), and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA further adjusted for losses on debt extinguishment and refinancing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, gains and losses on the disposal of assets, and stock-based compensation expense. We present EBITDA and Adjusted EBITDA because we consider them to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations. Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations on a period-over-period basis and would ordinarily add back non-cash expenses such as depreciation and amortization, as well as items that are not part of normal day-to-day operations of our business.
Management uses EBITDA and Adjusted EBITDA:
•as a measurement of operating performance because they assist management in comparing the operating performance of our restaurants on a consistent basis, as they remove the impact of items not directly resulting from our core operations;
•for planning purposes, including the preparation of our internal annual operating budget and financial projections;
•to evaluate the performance and effectiveness of our operational strategies;
•to evaluate our capacity to fund capital expenditures and expand our business; and
•to calculate incentive compensation payments for our employees, including assessing performance under our annual incentive compensation plan and determining the vesting of performance-based equity awards.
By providing these non-GAAP financial measures, together with a reconciliation to the most comparable GAAP measure, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. In addition, the instruments governing our indebtedness may use EBITDA (with additional adjustments) to measure our compliance with covenants. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation, or as an alternative to, or a substitute for, net income or other financial statement data presented in our consolidated financial statements as indicators of financial performance. Some of the limitations include, but are not limited to, the following:
•such measures do not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;
•such measures do not reflect changes in, or cash requirements for, our working capital needs;

•such measures do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;
•such measures do not reflect our tax expense or the cash requirements to pay our taxes;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future and such measures do not reflect any cash requirements for such replacements; and
•other companies in our industry may calculate such measures differently than we do, limiting their usefulness as comparative measures.
Due to these and other limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using these non-GAAP measures only supplementally. As noted in the press release attached hereto as Exhibit 99.1, Adjusted EBITDA includes adjustments for losses on debt extinguishment and refinancing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, gains and losses on the disposal of assets, and stock-based compensation expense. It is reasonable to expect that these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period-to-period, do not directly relate to the ongoing operations of our restaurants, and complicate comparisons of our internal operating results and operating results of other restaurant companies over time.
Adjusted Net Income and Adjusted Earnings Per Diluted Share. Adjusted net income represents net income adjusted for losses on debt extinguishment and refinancing transactions, transaction costs, costs and fees associated with investments in our strategic initiatives, gains and losses on the disposal of assets, and related tax adjustments that management believes are not indicative of the Company’s core operating results or business outlook over the long-term. However, it is reasonable to expect that these items will occur in future periods. Adjusted earnings per diluted share is defined as adjusted net income divided by weighted average diluted share count. Adjusted net income and adjusted earnings per diluted share are supplemental measures of operating performance that do not represent and should not be considered alternatives to net income and earnings per diluted share, as determined by GAAP. These measures have not been prepared in accordance with Article 11 of Regulation S-X promulgated under the Securities Act. Management believes adjusted net income and adjusted earnings per diluted share supplement GAAP measures and enable management to more effectively evaluate the Company’s performance period-over-period and relative to competitors.
Cost of Sales Excluding Pre-opening Expenses. Cost of sales excluding pre-opening expenses represents cost of sales adjusted for expenses incurred related to the opening of new company-owned restaurants, inclusive of training and real estate costs. Cost of sales excluding pre-opening expenses is a supplemental measure of operating performance that does not represent and should not be considered an alternative to Cost of sales, as determined by GAAP. This measure has not been prepared in accordance with Article 11 of Regulation S-X promulgated under the Securities Act. Management believes Cost of sales excluding pre-opening expenses supplements GAAP measures and enables management to more effectively evaluate the Company’s performance period-over-period and relative to competitors.
We caution investors that amounts presented in accordance with our definitions may not be comparable to similar measures disclosed by our competitors, because not all companies and analysts calculate certain non-GAAP measures in the same manner.

Item 8.01.	Other Events
Quarterly Dividend
On July 27, 2022, the Company’s Board of Directors (the “Board”) declared a quarterly cash dividend of 0.19 per share of common stock. The dividend is payable on September 2, 2022 to stockholders of record as of the close of business on August 12, 2022. The declaration of any future dividends is subject to the Board’s discretion.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Press release, dated July 28, 2022 (furnished pursuant to Item 2.02)
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	July 28, 2022	By:	/s/ Alex R. Kaleida
Chief Financial Officer (Principal Financial and Accounting Officer)